First Allmerica Financial Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.533.2124

SEMI-ANNUAL REPORT – 6/30/2009

FOR CONTRACT HOLDERS OF:	DELAWARE MEDALLION I, II & III
DELAWARE GOLDEN MEDALLION

September 23, 2009

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	Separate Account VA-K 1940 Act Registration Number: 811-8114 1933 Act Registration Numbers: 33-71054, 333-54218 CIK: 0000914284 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Delaware VIP Trust	814230	August 26, 2009
AIM Variable Insurance Funds	896435	August 26, 2009
The Alger American Fund	832566	August 19, 2009
AllianceBernstein Variable Products Series Fund, Inc.	825316	August 24, 2009
Franklin Templeton Variable Insurance Products Trust	837274	August 24, 2009
Pioneer Variable Contracts Trust	930709	September 1, 2009

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Vice President, General Counsel and Corporate Secretary

First Allmerica Financial Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772